INCOME TAXES - Schedule of Reconciliation of Effective Income Tax Rate and Federal Statutory Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Reconciliation of effective income tax rate and the federal statutory rate
Federal tax (benefit) at statutory rate	$ (5,388)	$ (858)	$ 1,120
Stock compensation expense	148	132	184
Effect of differences in foreign tax rates	(1,408)	547	2,113
ASC 460 reserve	22	(349)	(1,230)
Change in deferred tax valuation allowance	4,334	1,107	(1,679)
Other	510	(610)	(886)
Total	$ (1,782)	$ (31)	$ (378)